Exhibit 10.195



      AMENDMENT NO. 3 TO INDENTURE OF TRUST (this "Amendment"), dated as of March 1, 1999, by and between LITCHFIELD HYPOTHECATION CORP. 1998-A, a corporation organized under the laws of the State of Delaware (the "Issuer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee (together with its permitted successors in the trusts hereunder, the "Trustee").

                             W I T N E S S E T H:

           WHEREAS, the Issuer and the Trustee are parties to an Indenture of Trust, dated as of June 1, 1998 as amended by Amendment No. 1 thereto dated as of September 1, 1998 and Amendment No. 2 thereto dated as of November 1 1998 (the "Indenture"), providing for the issuance by the Issuer from time to time of its Hypothecation Loan Collateralized Notes in an aggregate outstanding principal amount not to exceed $55,000,000 (collectively, the "Notes");

           WHEREAS, pursuant to the Indenture, the Issuer has pledged and assigned all of the Issuer's right, title and interest in and to the Trust Estate to the Trustee as security for the Notes;

           WHEREAS, on the Closing Date, the Issuer issued Series A Notes in an initial aggregate principal amount of $10,027,636.73 which Series A Notes were authenticated and delivered by the Trustee to the Purchaser;

           WHEREAS, on the Second Closing Date, the Issuer issued Series A Notes in an initial aggregate principal amount of $2,121,981.93, which Series A Notes were authenticated and delivered by the Trustee to the Purchaser;

                   WHEREAS, on the Third Closing Date, the Issuer issued Series A Notes in an initial aggregate principal amount of $7,792,239.88, which Series A Notes were authenticated and delivered by the Trustee to the Purchaser;

           WHEREAS, the Issuer desires to issue additional Series A Notes in an initial aggregate principal amount of $5,941,548.14 (the "Additional Series A Notes"), to authorize the Trustee to authenticate and deliver $5,000,000 original principal amount of the Additional Series A Notes to the BSB Bank & Trust and $941,548.14 original principal amount of the Additional Series A Notes to Litchfield Financial Corporation ("Litchfield") and to increase the aggregate principal amount of Notes that may be issued pursuant to the Indenture to $95,000,000;


           WHEREAS, as security for the Additional Series A Notes and all other Notes now or from time to time hereafter outstanding, the Issuer desires to pledge and assign the additional loans specified on Schedule A hereto (the "Additional Loans") and the Loan Collateral and related assets (but excluding Unassigned Rights) relating to the Additional Loans to the Trustee as additional assets comprising the Trust Estate;

           WHEREAS, the Purchaser and Litchfield, as the Holders of 100% of the aggregate outstanding principal amount of the Notes on the date hereof have consented to the execution and delivery of this Amendment by the parties hereto;

           NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Trustee agree as follows;

19.   Amendments.   (a)  Schedule 1 to the Indenture is hereby amended and
        restated in its entirety by the revised Schedule 1 attached hereto as Exhibit A, and all references to Schedule 1 in the Indenture and Appendix A incorporated by reference therein shall refer to Schedule 1 as so amended and restated.

(d) The Indenture is further amended to provide that each and every Additional Loan shall be deemed a "Loan" for all purposes of the Indenture and Appendix A incorporated by reference therein and all references to a "Loan" and the "Loans" in the Indenture and Appendix A incorporated by reference therein shall include each Additional Loan.

      (c) Appendix A as incorporated by reference into the Indenture is hereby amended by the addition of the term "Fourth Closing Date" as follows:
"Fourth Closing Date" shall mean March 23, 1999."

(i) Clause (iii) of the definition of "List of Loans" in Appendix A as incorporated by reference into the Indenture is hereby amended by the addition of the following at the end thereof: "(or, with respect to Loans contributed to the Trust Estate after the Closing Date, the first day of the month in which such Loans are contributed to the Trust Estate).".

(j) The definition of "Note Limit" in Appendix A as incorporated by reference into the
Indenture is hereby amended to read as follows: "'Note Limit' shall mean $95,000,000."

(k) Section 2.1 of the Indenture is hereby amended by the addition of the following sentence at the end thereof: "The Trustee is hereby authorized on the Fourth Closing Date to authenticate and deliver (i) to BSB Bank & Trust Series A Notes in the initial principal amount of $5,000,000 and (ii) to Litchfield Series A Notes in the initial principal amount of $941,548.14.

      (g) The first recital and Section 2.3 of the Indenture are hereby amended by deleting the references to "$55,000,000" contained therein and replacing the same with "$95,000,000."

      (h) Clause (b) (i) of Section 2.9 of the Indenture is hereby amended to read as follows: "June 29, 1998 in the case of the Series A Notes issued and authenticated on the Closing Date, September 13, 1998 in the case of the Series A Notes issued and authenticated on the Second Closing Date, November 20, 1998 in the case of the Series A Notes issued and authenticated on the Third Closing Date, and March 23, 1999 in the case of the Series A Notes issued and authenticated on the Fourth Closing Date ."

20.   Further Agreements.   The parties each agree to execute and deliver to
        the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Amendment.

21.   Costs and Expenses.   The Issuer shall reimburse the Trustee for the
        reasonable costs and expenses, including costs and expenses of counsel, incurred by Trustee in connection with this Amendment.

22.   Indenture in Full Force and Effect.   The amendments set forth herein
        are limited precisely as written and shall not be deemed to (i) modify any other term or condition of the Indenture or (ii) prejudice any right the Noteholders may have now or in the future under or in connection with the Notes, the Indenture or any related document or agreement. Except as expressly amended hereby, the Indenture shall remain unchanged and in full force and effect.

23.   Effect of Headings.   The section headings herein are for convenience
        only and shall not affect the construction hereof.

24.   Successors and Assigns.   All covenants and agreements in this Amendment
        by the Issuer shall bind its successors and assigns, whether so expressed or not.

25.   Severability.   In case any provision in this Amendment shall be
        invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

26.   Governing Law.   This Amendment shall be construed in accordance with
        and governed by the laws of the State of New York, without regard to the conflict-of-law provisions thereof.

27.   Counterparts.   This Amendment may be executed in any number of
        counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Amendment to be duly executed by their duly authorized officers all as of the day and year first above written.

                               THE CHASE MANHATTAN BANK
                               as Trustee
                               By: /s/ Cynthia Kerpen
                               Title:     Vice President

                               LITCHFIELD HYPOTHECATION CORP. 1998-A
                               By: /s/ Heather A. Sica
                               Title: Executive Vice President